

U.S. GOLD CORP

U.S. focused gold exploration and development company advancing high potential projects in Wyoming and Nevada

Nasdaq : USAU

Maggie Creek - November 2019

Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about

U.S. Gold Corp. ("U.S. Gold"). U.S. Gold Corp. has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold Corp. is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold Corp is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of Canadian and United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold Corp. concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, as well as those factors discussed in the sections "Cautionary Statement Regarding Forward Looking Statements", "Risk Factors" and elsewhere.

Although U.S. Gold Corp. has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold Corp. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold Corp. should be considered highly speculative. The following is a description of U.S. Gold Corp.'s sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.

Cautionary Note to U.S. Investors Concerning Mineral Resources

We may use certain terms on this website, such as "measured," "indicated," or "inferred" mineral resources, which are defined in Canadian Institute of Metallurgy guidelines, the guidelines widely followed to comply with Canadian National Instrument 43-101-- Standards of Disclosure for Mineral Projects ("NI 43-101"). We advise U.S. investors that these terms are not recognized by the United States Securities and Exchange Commission (the "SEC"). The estimation of measured and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves under the SEC's disclosure rules. Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. investors are cautioned not to assume that measured or indicated mineral resources will be converted into reserves. Inferred mineral resources have a high degree of uncertainty as to their existence and their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource exists, or is economically or legally viable. Under Canadian rules, estimates of "inferred mineral resources" may not form the basis of feasibility studies, pre-feasibility studies or other economic studies, except in prescribed cases, such as in a preliminary economic assessment under certain circumstances. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in place tonnage and grade without reference to unit measures.

Maggie Creek Overview

Discovering the next gold district on the Carlin Trend, NV

U.S. GOLD CORP

Maggie Creek Overview

- U.S. Gold Corp. acquired Orevada Metals, Inc. through a share exchange in September, 2019
  - Orevada is a wholly own subsidiary of an Ontario corporation
  - The Ontario corporation is now a fully owned subsidiary of USAU
  - Orevada has an option to acquire the Maggie Creek claims
  - Orevada can earn up to a 70% interest in the Maggie Creek project from Renaissance Gold, Inc. (REN – TSX-V)
  - USAU issued 2mm shares to the prior Orevada shareholders to acquire the Maggie Creek project
  - Former shareholders of Orevada include some leading mining industry executives

- U.S. Gold Corp.'s option will allow it to earn up to 70% of approximately three square miles of unpatented mining claims in the heart of the world famous Carlin Trend
  - Maggie Creek acquisition gives USAU its 2nd high profile NV exploration project
  - USAU now has exploration projects on both the Cortez and Carlin Trends

Maggie Creek Location


Carlin Trend
Independence – Eureka Trend
Sulfur-Lovelock – Austin Trend
Twin Creeks
Jerritt Canyon
Turquoise
Midas
Getchell
Meikle
MAGGIE CREEK
Hycroft
Lone Tree
Betze-Post
West Leeville
Carlin
Florida Canyon
Marigold
Gold
Rain/Emigrant
Long Canyon
Quarry
Railroad
McCoy /Cove
Phoenix
Pinion
Pipeline
Cortez Hills
Goldrush
Cortez
Bald Mountain
RENO
GOLD BAR NORTH
Rabbit Creek Trend
Ruby Hill Mine
Comstock
Denton-Rawhide
Taylor
Northumberland
Borealis
Round Mountain
Battle Mtn – Eureka / Cortez Trend
Goldfield
N
0 50 miles
0 80 Km
Bullfrog
Sterling
LAS VEGAS
Maggie Creek
Major gold mines and deposits
Major Nevada Gold Trends

A Carlin-type gold system in the heart of the world-famous Carlin Trend

Carlin Trend Map with Maggie Creek Gold claims



Lynn-Carlin Window
570000E
Mike
Maggie Creek District
Gold Quarry

(Modified from Rhys et al., 2015)



LEGEND
Paleozoic rocks
Mississippian-Pennsylvanian Antler Foreland and Overlap Assemblages
Devonian Platform Limestone
Silurian-Devonian Lower Plate, slope facies clastic calcareous siltstone
Ordovician Lower Plate carbonate
Upper Plate Siliciclastic rocks
Mesozoic and Tertiary
Miocene volcanic and volcaniclastic rocks
Eocene-Oligocene volcanic rocks
Eocene-Oligocene intrusions
Jurassic intrusions
Jurassic volcanic rocks
Deposits and symbols
Gold deposits
Fold axes, general trends shown
Major faults, extensional-oblique
Projection of Roberts Mts. Thrust: outline of Lower plate windows
Bootstrap Window
Goldstrike
Genesis
Leeville-Carlin
Maggie Creek District
Gold Quarry
Mike
Rain District
North Bullion
Railroad District
Pinon Window
Emigrant
Pinion
4540000N
4530000N
4520000N
4510000N
4500000N
4490000N
4480000N
550000E
560000E
570000E
580000E
590000E
Grid is UTM NAD 27
Geology compiled from various sources, including Smith and Ketner (1975), Evans and Theodore (1978), Peters et al. (1998), and Ressel and Henry (2006) and other sources.
Gold deposit outlines are from company data, Jackson et al. (2015), Norby et al. (2015) and Moore et al. (2012)
Miles
Kilometres

Carlin Trend Map with Maggie Creek Gold claims

- The Maggie Creek Project lies on the eastern margin of the Lynn-Carlin window, adjacent to the giant Gold Quarry deposits (26M oz Au)
- Through Orevada, USAU has an option to acquire up to 70% of approximately three square miles of unpatented mining claims on the Carlin Trend



Grid is NAD 27 UTM meters
CRW = Castle Reef West Fault
PT Anticline = Post-Tuscarora Anticline
Au deposits, 0.01 opt Au or resource outline
Jurassic stocks projected to surface
Phase 2 fold trends
Phase 3 fold trends
Major Faults
Surface projection of Roberts Mts. Thrust: outlines Lower Plate windows
Bootstrap Limestone shelf margin
(9 Moz) Gold million ounces of production + reserves, by subdistrict, from company annual reports, production figures
Dee-Bootstrap (3.5 Moz)
Bootstrap Window
Meikle-Rodeo (13 Moz)
Betze-Post (41 Moz)
Tuscarora Mountains
Genesis-Bluestar-Lantern (9 Moz)
Leeville-Carlin (15 Moz)
Lynn-Carlin Window
USAU claims
Maggie Creek (26 Moz)
Gold Quarry
Miles
Kilometres
4545000 N
4540000 N
4535000 N
4530000 N
4525000 N
4520000 N
4515000 N

(Modified from Rhys et al., 2015)



Mike
Tusc
Mac
Rainbow
Gold Quarry
CARLIN
VALLEY
SCHROEDER
MOUNTAIN
Main Mike
West Mike
open
Copper King (Cu)
Little Hope
Nevada Star (Pb,Ag,Ba)
Schroeder Mountain Mine (Ba)
Rimrock (Ba)
Gold Quarry
West-of-West, Voodoo, McPod
Mac
Deep Sulfide Feeder (> 0.10 opt gold shape)
Southwest Margin of the Carlin
SOAP CREEK FAULT ZONE
INDEPENDENCE FAULT
COPPER KING FAULT
CORRIDOR FAULT
GOLD QUARRY FAULT SYSTEM (GQFS)
SCHROEDER FAULT
CRUSHER FAULT
D-DAY FAULT
NEXT NORTHEASTER FAULT
NE margin of the RMT Carlin Window
Grade X Thickness contours
Drill-hole gold grade x thickness contours, 0.010 opt Au cutoff
5 to 10
10 to 20
20 to 30
30 to 40
40 to 50
50 to 60
60 to 80
Intercept grade = opt Au
Intercept thickness = feet
Minimum 10-foot Intercept

Rainbow Mineral Inv. 2.3 Mt @ 0.72 g/t Au

- Newmont 1980s Reported in NBMG Bulletin 111
- Deposit is Carlin-type, hosted in lower plate units Drc and DSr, NW structural control along Schroeder fault, near SE margin of Lynn-Carlin Window

(Modified from Harlan et al., 2002, NBMG Bull. 111)

- Lower plate rocks comprising the Roberts Mountains Formation, Popovich Formation, and Rodeo Creek Unit are structurally emplaced along a northwest structural corridor containing the Roberts Mountains thrust, folds, and high angle normal and oblique-slip faults



USAU claims
5625000E
5650000E
5675000E
4517500N
4515000N
Mike Deposit
Tusc
Mac
Good Hope Fault
Maggie Creek Canyon
Canyon Fault
Schroeder Fault
Rainbow Fault
Chukar-Alunite Fault Zone
Gold Quarry Pit
Inferred fault
Chukar Footwall Zone
Hewettite Ft
RMT
A
B
C
0 Miles 1.2
0 Kilometres 5
Geological setting of the Gold Quarry deposit Plan map compiled from Harlan et al. (2002) and mine mapping
Grid is NAD 27 UTM.
Note location of cross section A-B-C
Rodeo Creek Fmn.
Popovich Fmn.
Roberts Mts. Fmn.
Miocene volcanics
Reverse Faults
Faults, normal or undifferentiated
>0.01 opt Au mineralization surface projection
Open pit outlines

(Modified from Rhys et al., 2015)

A favorable Carlin-type environment:

The Chukar-Alunite Fault Zone, a major ore control at Gold Quarry, projects into the Maggie Creek property, where it intersects the northwest structural corridor



A
B
C
Mac Thrust
320000E
322000E
324000E
326000E
328000E
Chukar-Alunite Fault
Gold Quarry deposit
6000 ft
5000 ft
4000 ft
Magpie
Contact Fault
Chukar FW zone (projected)
Deep Sulphide Feeder Fault
0 Feet 1200
0 Metres 400
Cross section through the Gold Quarry deposit
Section 197100N (feet) in mine grid. View looking north in B-C, with bend looking northeast in A-B.
Compiled from mine data
Rodeo Creek Fmn.
Popovich Fmn.
Roberts Mts. Fmn.
Miocene volcanics
Au assays, blasthole and exploration data
0.01-0.03 opt Au
0.03-0.1 opt Au
>0.1 opt Au
Bedding form lines
Reverse Faults
Normal Faults, major
Normal faults
Pit wall, 2014

(Modified from Rhys et al., 2015)

Chukar-Alunite Fault Zone

Historical Drilling

- 241 Drill Holes - Total
  - 21 Drill Holes > or = 1000 feet
  - 184 Drill Holes < or = 500 feet
- Deepest Hole 2445 feet, Newmont 1994



USAU claims
Oblique View Looking North
Tmc
Qal



smf Surface mine facilities Not shown on plate 1 cross sections
QUATERNARY DEPOSITS
Qal Alluvium
Qls Landslide deposits
Qc Colluvium deposits
MIOCENE IGNEOUS AND SEDIMENTARY ROCKS
Tmc Carlin Formation
EOCENE IGNEOUS ROCKS
Ted Dacite lavas
Ted Volcaniclastic tuff and mudstone at base of dacite lavas
Tér Rhyolite dikes
IGNEOUS ROCKS OF UNDETERMINED AGE
Dikes
JURASSIC IGNEOUS ROCKS
Jg Granodiorite and quartz diorite of the Goldstrike, Little Boulder Basin, and Vivian intrusions, and related dikes and smaller bodies
PALEOZOIC SEDIMENTARY ROCKS
DOw Western siliceous assemblage
Pebble conglomerate
thrust
Dm Marys Mountain sequence
Roberts Mountains thrust
Drc Rodeo Creek unit
Dp Popovich Formation
DSb Bootstrap limestone
DSr Roberts Mountains Formation, undifferentiated
DSr1-3
DSr4
SOh Hanson Creek Formation
Oe Eureka Quartzite

(Geology: South part – Norby, 2004
North part – Barrick, 1990)

Grade-Thickness Map (g/t x ft.) showing northwest trend of mineralization in Sec. 24

- Much of the drilling in Section 24 intersects Au mineralization in shallow (~300 feet) holes in western half – largely untested at depth
- Mostly shallow drilling in Sec. 14 along strike to northwest
- Drilling in northwest part of Section 30 indicates depth to bedrock increases but underground targets are untested along strike



MAC_GT by Total
23.6 to 46.5 (8)
11.6 to 23.6 (10)
8 to 11.6 (9)
4.7 to 8 (14)
2.5 to 4.7 (7)
Drill holes without significant intercepts
0
500
1,000
meters
NORTH
14
24
Dm
DOw
DSr
Rainbow
Dp
Drc
DSr
26
30

Drill Hole Location Map

- 240 total drill holes
- 26 intercepts > 1 g/t Au
- 110 intercepts > 0.5 g/t Au
- Mostly vertical
- Mostly RC
- Avg DH depth: 432 feet
- Mean DH depth: 300 feet
- Mineralization in lower and upper plates



Maggie Creek dhs by depth (ft)
1,500 to 2,400 (17)
1,000 to 1,500 (4)
500 to 1,000 (37)
100 to 500 (146)
0 to 100 (36)
14
C'
D'
24
C
D
Rainbow
26
30

Source: Renaissance Gold


C
C'
N4518800
MC_83
M29
M38
M52
MCT_1
Au (ppm)
0 - 0.1
0.1 - 0.3
0.3 - 0.5
0.5 - 1
1 - 3
3 - 3.12
Tmc
Drc
DSr
Dm
DOw
North Projection of
Rainbow Mineralization
121.92
165 / 43.6
173.74
165 / -22.4
330 / -22.4
495 / -22.4
600.46
0
100
meters

3D modeling shows E-dipping mineralization is bedding and/or thrust controlled and is truncated, offset, and possibly fed by high angle normal to oblique slip faults

Source: Renaissance Gold



D
D'
M13
M15
M8
M7
GSM
MC_81_7
M12
M47
M48
N4518461
MC_89_35
MCT_3
MC_82_7
MC_9
MC_89
2_11
GSM_24
M7
M12
M47
M48
91.44
91.44
147.83
121.92
MC_9
MCT_3
MC_89_35
MC_89_36
MC_82_7
0 / 1.5
153.
165 /
165 / -24.1
Dm
DOw
Drc
DSr
330 / -23.9
495 / -10.9
660 / 2.2
731.
Dm
DOw
Drc
DSr
DSr
Au (ppm)
0 - 0.1
0.1 - 0.3
0.3 - 0.5
0.5 - 1
1 - 3
3 - 3.12
0
100
meters

Convex shapes suggest Au mineralization may occur in breached anticlines – High angle faults have been poorly tested with vertical drill holes

Source: Renaissance Gold

➢ Overview of Geology and Drill holes – Oblique View Looking North


USAU claims
Qal
Tmo
Tmo

(Geology: South part – Norby, 2004
North part – Barrick, 1990)
Source: Renaissance Gold

smf **Surface mine facilities** Not shown on plate 1 cross sections

QUATERNARY DEPOSITS

- Qal **Alluvium**
- Qls **Landslide deposits**
- Qc **Colluvium deposits**

MIOCENE IGNEOUS AND SEDIMENTARY ROCKS

- Tmc **Carlin Formation**

EOCENE IGNEOUS ROCKS

- Ted **Dacite lavas**
  - Ted$_{vc}$ Volcaniclastic tuff and mudstone at base of dacite lavas
- Telr **Rhyolite dikes**

IGNEOUS ROCKS OF UNDETERMINED AGE

- TJi **Dikes**

JURASSIC IGNEOUS ROCKS

- Jg **Granodiorite and quartz diorite of the Goldstrike, Little Boulder Basin, and Vivian intrusions, and related dikes and smaller bodies**

PALEOZOIC SEDIMENTARY ROCKS

- DOw **Western siliceous assemblage**
  - DOw$_{pc}$ Pebble conglomerate

thrust

- Dm **Marys Mountain sequence**

Roberts Mountains thrust

- Drc **Rodeo Creek unit**
- Dp **Popovich Formation**
- DSb **Bootstrap limestone**
- DSr **Roberts Mountains Formation, undifferentiated**
  - DSr1-3
  - DSr4
- SOh **Hanson Creek Formation**
- Oe **Eureka Quartzite**

Felsic dike in limestone, strike N50W subvertical

- Diking has been potentially under- or unrepresented in historical mapping
- The relationship between Gold mineralization and diking is not well understood, but this dike projects southeast into and area of drilled mineralization (see next slide)




3D Map
MAC Gold ppm
3 to 3.12
1 to 3
0.5 to 1
0.3 to 0.5
0.1 to 0.3
0 to 0.1
Felsic Dike
Projection of Dike
15' of 1.63 g/t Au
5' of 1.74 g/t Au
15' of 1.81 g/t Au
5' of 2.13 g/t Au
6100
6000
5900
5600
5538
24
Prospect

Source: Renaissance Gold

15' of 1.63 g/t Au in granodiorite

Grade-Thickness Map (g/t x ft.) showing northwest trend of mineralization in Sec. 24

- Drilling in northwest part of Section 30 indicates depth to bedrock increases but underground targets are untested along strike in Sec. 30
- Much of the drilling in Section 24 intersects Au mineralization in shallow (~300 feet) holes in western half – largely untested at depth
- Mostly shallow drilling in Sec. 14 along strike to northwest

Source: Renaissance Gold



MAC_GT by Total
23.6 to 46.5 (8)
11.6 to 23.6 (10)
8 to 11.6 (9)
4.7 to 8 (14)
2.5 to 4.7 (7)
Drill holes without significant intercepts
0
500
1,000
meters
NORTH
24
19
25
30
Mountain


Maggie Creek dhs by depth (ft)
1,500 to 2,400 (17)
1,000 to 1,500 (4)
500 to 1,000 (37)
100 to 500 (146)
0 to 100 (36)
C'
D'
C
D
19
25
30
Source: Renaissance Gold



3D Map
Freeport 1979 soils – Au ppm
Maggie_Creek_1979_
Au ppm
0.2 to 0.8 (12)
0.1 to 0.2 (48)
0.05 to 0.1 (88)
-0.05 to 0.05 (308)
-9 to -0.05 (4)
Rainbow Deposit
Source: Renaissance Gold


3D Map
Freeport 1979 soils – Hg ppb
Maggie_Creek_1979_
Hg ppb
3,400 to 12,000 (4)
600 to 3,400 (13)
300 to 600 (26)
100 to 300 (74)
-100 to 100 (343)
Rainbow Deposit
Tmc
Qal
DSr
Drcsm
Source: Renaissance Gold

Summary

- Option to acquire up to 70% of approximately three square miles of unpatented mining claims on the Carlin Trend next to the giant Gold Quarry deposits (26 M oz Au)
- Classical structure and stratigraphy that hosts the majority of Au ounces on the Carlin Trend
- Numerous ore grade and anomalous Au intercepts in historical drilling
- Mostly shallow, vertical holes
- Target opportunities beneath and adjacent to shallow intercepts



Rainbow
34N 51E
34N 52E
33N 51E
33N 52E
Newmont's Gold Quarry Operations

DEVELOPMENT PACKAGE

Exciting combination of a later stage development asset and exploration blue sky potential

PROVEN TEAM

Top quality management and advisory team with pedigrees of developing renowned gold projects

U.S. COMPANY

U.S. Gold Corp. is a US based company, listed on a major US Exchange – NASDAQ, with US based properties

HIGH UPSIDE

Large growth potential for the current resource and valuation upside based on market comps

Contacts

Edward Karr
President & CEO
ir@usgoldcorp.gold
www.usgoldcorp.gold
+1 800 557 4550

U.S. Gold Corp.
Suite 102, Box 604
1910 E Idaho St,
Elko, NV 89801

U.S. GOLD CORP

Nasdaq : USAU